U.S. GLOBAL INVESTORS FUNDS

Global Resources Fund

Institutional Class Shares

SUPPLEMENT DATED AUGUST 4, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

On July 4, Morgan Stanley discontinued its Morgan Stanley Commodity Related Index (“CRX”), which is the benchmark used by the Global Resources Fund to calculate its performance fee adjustment. The fund has replaced the CRX with the S&P Global Natural Resources Index (Net Total Return), which includes 90 of the largest publicly traded companies in natural resources and commodities businesses across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

Because the fund’s monthly performance fee adjustment is based on a rolling 12-month period, the fund’s performance will be compared for a period of time to a blend of the CRX and the S&P Global Natural Resources Index (Net Total Return), using the performance of the CRX through June 30, 2014, and the performance of the S&P Global Natural Resources Index (Net Total Return) after June 30, 2014. As each month passes, a month of the CRX performance will roll off and a month of the S&P Global Natural Resources Index (Net Total Return) will be added until the fund’s performance eventually will be compared exclusively to the S&P Global Natural Resources Index (Net Total Return) for determining the fund’s monthly performance fee adjustment.